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                                                                   EXHIBIT 10.5


                           Amendment Number 3 to the

    Automatic Flexible Premium Variable Life Reinsurance Agreement Number 2
                         (Referred to as the Agreement)

                                    Between

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                            St. Petersburg, Florida
                         (referred to as the Reinsured)

                                      and

                       WMA LIFE INSURANCE COMPANY LIMITED
                               Hamilton, Bermuda
                         (referred to as the Reinsurer)


                           Effective February 1, 2000


Amendment Number 1 to the Agreement is hereby rendered null and void.


                                   * * * * *

Except as expressed herein, all terms, covenants and provisions of the Automatic Flexible Premium Variable Life Reinsurance Agreement Number 2 that are not in conflict with the provisions of this amendment shall remain unaltered and in full force and effect.

In witness of the above, the Reinsured and the Reinsurer, by their respective officers have executed this amendment in duplicate at the dates and places indicated and shall be effective as of February 1, 2000.



  WESTERN RESERVE LIFE                        WMA LIFE INSURANCE
  ASSURANCE CO. OF OHIO                       COMPANY LIMITED

  at     St. Petersburg, FL                   at    Kamuela, Hawaii
  on     March 16, 2000                       on    March 20, 2000


  By:   /s/ Larry Kirkland                    By:   /s/ Edward F. McKernan
      -----------------------------               ------------------------
  Title:   VP & Managing Actuary              Title:      Vice President


  By:  /s/ Alan Yaeger                        By: /s/ Thomas W. Montgomery
      -----------------------------               ------------------------
  Title:  EVP                                 Title:   Vice President